UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

JAKKS PACIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Santa Monica, California	90405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 268-9444

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.001 par value	JAKK	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

JAKKS Pacific, Inc. (the “Company”) will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) (the “Order”) to delay the filing of its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Report”) due to circumstances related to COVID-19.

As a result of the current stress on the Company’s supply and delivery chains, the Company’s resources, which include key employees working on matters directly related to the completion of the Annual Report on Form 10-K (the “Report”), have been substantially focused on addressing such issues as well as diligently attempting to prepare accurate financial models in an ever and quickly-changing business climate. As a result, the Company has not yet gathered all of the documents it requires to timely file the Report in an appropriate fashion which will adequately and accurately present the Company’s financial position in a way protective of its shareholders and investors. The foregoing notwithstanding, the Company expects to file the Report no later than May 14, 2020 (which is 45 days from the Report’s original filing deadline of March 30, 2020).

In light of the current COVID-19 pandemic, the Company expects to include the following Risk Factor in its Report along with other required disclosures: (NOTE: Consistent with the terminology of the 10-K, the terms “we” and “our” refer to the Company).

We face risks related to health epidemics and other widespread outbreaks of contagious disease, which could significantly disrupt our supply chain and impact our operating results.

Significant outbreaks of contagious diseases, and other adverse public health developments, could have a material impact on our business operations and operating results. In December 2019, a strain of Novel Coronavirus causing respiratory illness and death emerged in the city of Wuhan in the Hubei province of China.  The Chinese government has taken certain emergency measures to combat the spread of the virus, including extension of the Lunar New Year holiday, implementation of travel bans and closure of factories and businesses. The majority of our materials and products are sourced from suppliers located in China.

Significant development and spread of the Coronavirus did not take place until January 2020. At December 31, 2019, only certain events and associated actions had taken place, such as the Wuhan Municipal Health Committee’s issue on December 30, 2019. Although cases were reported to the World Health Organization (“WHO”) on December 31, 2019, the WHO did not announce the Coronavirus as a global health emergency until January 30, 2020, which prompted national governments to begin putting actions in place to slow the spread of COVID-19.The Coronavirus was subsequently declared a global pandemic by the WHO in March 2020 and has been spreading throughout the world, including the United States, resulting in emergency measures, including travel bans, closure of retail stores, and restrictions on gatherings of more than a maximum number of people. To the extent that these outbreaks are disruptive to local economies and commercial activity, that development will likely create downward pressure on our ability to make our product line available to consumers or for consumers to purchase our products, even if our products are available.  At this time, we cannot predict with any certainty the severity with which this disease will strike the United States or other places worldwide where we sell our products or manufacture our products.  Accordingly, we cannot estimate the extent by which we will be negatively impacted by this disease.  In the relatively short period with which the world has been dealing with this pandemic, significant economic turmoil has already impacted world markets.  Numerous nationally recognized economists are predicting that the disease will lead to a worldwide recession.  Should that occur, we can expect that our sales, net income and cash flows will be negatively impacted. While the governmental organizations of the United States, as well as governments across the world, are implementing emergency economic measures and announcing the consideration of additional emergency economic assistance packages, it is unclear what impact they are having, and will have, on the economy in the United States and worldwide.  Great uncertainty surrounds the length of time this disease will continue to spread, the number of people it will impact, directly and indirectly, and the extent governments will continue to impose, or add additional, quarantines, curfews, travel restrictions and closures of retail stores.  In addition, even following control of the disease and the end of the pandemic, the economic dislocation caused by the disease to so many people may linger and be so significant that consumers’ focus could be directed away from consumer discretionary spending for products such as ours for an extended period of time.  For all of these reasons, at this time we cannot quantify the extent of the impact this disease will have on our sales, net income and cash flows, but it could be significant.

Cautionary Note About Forward-looking Statements

Statements contained in this Current Report which are not historical facts, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995. Any “safe harbor under this Act does not apply to a “penny stock” issuer, which definition would include the Company. Forward-looking statements are based on current expectations and the current economic environment. The Company cautions readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

	By:	/s/ John L. Kimble
John L. Kimble, CFO
Date: March 30, 2020